                                                                   July 31, 1997

Dear Shareholder,

     During the second quarter ending June 30, 1997, the New Germany Fund's share price appreciated 12.5%, recording a new all time high. The Fund's net asset value per share rose 7.7%, in US$ terms in the quarter, outperforming the MDAX Index by 1.9%.

     The recent merger announced by Bayerische Hypothekenbank and Bayerische Vereinsbank is a clear indication of a growing trend towards a focus on shareholder value and a new equity culture in Germany. An increase in takeover activity is key for a dynamic market environment, as management is forced to focus more on corporate profitability. Furthermore, data from other equity markets around the world confirm that there is a positive correlation between the level of merger activity and overall equity returns.

     Proposed tax reform for 1999, the changes to equity market legislation, and further privatizations of public assets should continue to support the German equity market. The upturn in the market has also been driven by the softening of the Deutsche Mark, boosting earnings of major exporters, as well as the positive effects of the plan for EMU to start in 1999. Realistically, both the Monetary Union and the tax reform--although with some modifications--ought to proceed on schedule.

     Despite the record levels of the equity market and the high valuation by historical standards we consider the risks limited. Monetary policy should continue to be accommodative, given the high unemployment, output gap, and lack of scope for industry to pass on higher costs in prices. Also, the news flow related to companies and the economy as a whole should remain positive in the foreseeable future. Based on current earnings estimates for 1998, the market is still reasonably valued relative to the bond market. Flow of fund patterns have also been clearly in favor of the equity market. There has not been much strain from new issues and IPO's so far this year. However, we do expect a pick-up in the privatization of public assets as the government needs to finance its budget shortfall.

     Most international investors are still underweighted in German equities, but recent figures suggest a net increase in demand. Furthermore, domestic institutions have no suitable investment alternatives at the moment. German insurers, for instance, are still raising their equity weightings in order to meet the minimum returns promised to policyholders and investors. Based on this scenario we believe the German equity market will remain attractive well into 1998.

                                  Sincerely,

/s/ Dr. Ronaldo H. Schmitz                             /s/ G. Richard Stamberger
Dr. Ronaldo H. Schmitz                                 G. Richard Stamberger
Chairman and President                                 Chief Executive Officer

                        FUND HISTORY AS OF JUNE 30, 1997

                                  STATISTICS

               Net Assets                             $661,874,959
               Shares Outstanding                       32,943,468
               NAV Per Share                                $20.09

                                TOTAL RETURNS

                  Period                                NAV
         6 months ended 6/30/97                        16.80%
         1 year ended 12/31/96                         21.73%
         3 years ended 12/31/96*                       11.12%
         5 years ended 12/31/96*                        9.61%

         *Average annual return

                              OTHER INFORMATION


              NYSE Ticker Symbol                                GF
              Dividend Reinvestment Plan                       Yes
              Voluntary Cash Purchase Program                  Yes
              Annual Expense Ratio                            .99%


                    DIVIDEND & CAPITAL GAIN DISTRIBUTIONS

                     Record      Ordinary     LT Capital
                      Date        Income        Gains
                    9/3/97        $0.21         $0.13
                    12/19/96      $0.37         $1.03
                    12/27/95      $0.16         $0.25
                    12/29/94      $0.16           --

                                 PERFORMANCE

                               6 months ended              Year ended
                                   6/30/97                  12/31/96

          Net Asset Value          16.80%                    21.73%
          Market Value             17.76%                    27.10%
          MDAX                     16.98%                     7.16%

                PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 1997

                   Pharmaceuticals                    18.2%
                   Financial Services                  3.0%
                   Cosmetics                           3.2%
                   Energy Sources                      2.1%
                   Construction/Materials              9.7%
                   Food                                3.8%
                   Machinery/Engineering               4.5%
                   Medical Equipment                   7.6%
                   Electrical                          4.1%
                   Telecommunications                  2.5%
                   Retailing                           3.0%
                   Insurance                           4.1%
                   Apparel                            15.3%
                   Healthcare                          1.1%
                   Automotive                          3.4%
                   Leisure & Tourism                   1.5%
                   Publishing                          0.7%
                   Chemical                           11.2%
                   Banking                             1.0%

                 10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 1997

                        % of                                             % of
                      Portfolio                                        Portfolio
                      ---------                                        ---------

1. Adidas                9.5                6. Suedzucker                 3.8
2. Altana                8.3                7. Heidelberger Zement        3.7
3. Fresenius             7.6                8. ING Group N.V.             3.4
4. Gehe                  4.7                9. Dyckerhoff                 3.4
5. Lahmeyer              4.0               10. Hugo Boss                  3.3

                      INTERVIEW WITH THE PORTFOLIO MANAGER

QUESTION: In your letter to shareholders you mentioned an increase in merger activity in Germany and their benefits for equity investors. Mergers in Germany do not seem to be as common as in some other European markets such as the United Kingdom or the Netherlands. What makes you think we will see more activity in the future?

ANSWER: First, it should be mentioned that mergers have not been uncommon in Germany. Over the past five years we have witnessed fourteen mergers in excess of two billion Deutsche Marks, eleven have been completed, two are still pending and one has been withdrawn. This number might not match the activity in some other countries, but nevertheless is quite significant for a so called 'highly regulated market'. Interestingly enough, German regulation is less strict to prevent takeovers than is neighboring Holland. German takeovers are governed by a voluntary code, which in itself is not particularly extreme or stringent. The obstacles arise from cross-share holdings and the capital gains tax implications if a merger is successful.

QUESTION: O.K., so mergers are likely to happen again. I am still curious to know how one can avoid the issues of cross-share holdings and taxation and how it would affect future merger activity in Germany.

ANSWER: Corporations manage to avoid the 60% capital gains tax liability by swapping shares. Restrictions, however, are tight and require that the assets must be similar in value, type and function. Yet, interpretation can vary as decisions are delivered by the State and not the Federal Government. In the case of the Bavarian bank merger, the State's tax authorities have ruled that a share swap involving stock in two different sectors (insurance and banks) qualifies to reduce capital gains liabilities. Earlier this year the German ministry of finance issued a draft decree stating that share swaps could involve equity of any type of company. While there is still a question mark over how cross border deals would be interpreted, there is no doubt that merger activity in Germany will increase as market deregulation advances and restructuring continues.

QUESTION: You have mentioned the tax reform of 1999 and the proposed changes to the equity market legislation. Could you please explain where these issues stand regarding implementation and how these changes benefit the equity investor?

ANSWER: The seemingly endless debate on tax reform might possibly be brought to a conclusion this September. There are currently two separate tax reform drafts for the years 1998 and 1999, both of which were passed by the Bundestag at the end of June. As expected, the SPD-dominated Bundesrat (upper House) rejected the drafts earlier this summer. A final compromise will now have to be worked out by a parliamentary mediation committee. It appears that the SPD's objections to the proposed tax reform are not on issues affecting corporate Germany, but on how the tax reform is to be financed and its implications on the individual taxpayer (e.g. tax progression). Essentially, the opposition, too, is keen on implementing the tax reform, although with different accents. The relevant aspects of corporate tax reform include: 1) the reduction of the corporate income tax rate from 45% to 35% on retained earnings and from 30% to 25% on distributed earnings, 2) a reduction of the solidarity surcharge by two percentage points to 5.5%, and 3) a broader tax base. In addition to the proposed changes in the tax laws we expect the passage of the 'Third Financial Market Promotion Bill', a new law to ease fund raising
('Kapitalaufnahmeerleichterungsgesetz') and to reform the equities law ('Aktienrecht'). All of these proposals would have a positive effect on the overall equity market as the new laws would increase profitability, efficiency, and transparency of corporate Germany.

Hanspeter Ackermann, Portfolio Manager of the New Germany Fund, Inc.

                    REPORT OF INVESTMENT ADVISER AND MANAGER

OUTLOOK FOR THE GERMAN ECONOMY

     Despite some weaker data for the month of May, the German economy returned to above-trend growth in the second quarter. The composition of growth has become more uneven still with exports exceeding even the most optimistic expectations while domestic demand continues to lag behind. Export growth was highest in Eastern Europe and the United States. For 1997 we expect GDP growth to accelerate to 2.7%, an estimate that remains above consensus forecast. The main driver for our forecast is export-led growth, aided by the weaker Deutsche Mark, and an increase in capital spending.

     Short-term interest rates are at record lows and monetary aggregates have been growing strongly since early 1996. The recent decision by the Bundesbank not to pre-announce weekly fixed-rate repo operations at the 3% level has led to speculations about the introduction of variable repos in the near future. It is obvious that the Bundesbank is unsatisfied with the rapid pace of the recent decline in the Deutsche Mark. However, in our view, the Bundesbank is not yet ready to increase interest rates any time soon. There are two main reasons for our belief: First, despite the recent currency weakness, import price inflation has remained relatively benign. Second, domestic costs are on the decline, as wage growth has slowed and productivity is increasing. This combination is likely to keep consumer price inflation below 2% for 1997 and early 1998 despite the weaker currency.

     The outlook for the German labor market is one of the more interesting and controversial issues in the economy. The recent strong rise in unemployment remains somewhat unusual at this stage of the economic cycle and our estimate of an 11.2% unemployment rate in 1997 might prove too conservative. Usually, unemployment only rises that strongly in times of a recession or severe slowdown of the economy. There are, however, some encouraging signs such as the number of labor participants working short-shifts that has fallen significantly since the beginning of the year, and vacancies are pointing upwards. Also, corporate investment seems to be rising at a faster pace, which has historically coincided with rising employment.

THE FUND'S PORTFOLIO STRATEGY

     The German equity market (MDAX) is currently trading at an earnings multiple of 24.8 times estimated 1997 earnings and 19.9 times estimated 1998 earnings, which suggests fair value.


     Comparing the Bond/Earnings Yield and the Bond/Dividend Yield ratios to their long term history also suggest fair valuation levels, as both measures are close to their mean. Analyzing enterprise value and cash flow based criteria in all of Europe, German stocks continue to rate favorably in relative terms.

     The New Germany Fund is highly geared to the abolition of the wealth tax and the domestic economic recovery as many companies represented in the MDAX have little exposure to the export market. Our analysis has shown that during periods of increasing economic activity, the mid-cap segment of the stock market outperforms the blue chips. Furthermore, our research indicates that GNP growth rates in 1997 and 1998 are accelerating versus previous years, suggesting a recovery of the domestic economy. Consistent with our belief that the mid-cap segment will outperform the blue chips stocks over the next year we continued to reduce the Fund's exposure to German blue chips from 21.6% in June 1996 to 3.6% today.

     Our stock selection concentrates on cost leadership, exposure to global growth, and a strict commitment by management to enhance shareholder value. During the second quarter the New Germany Fund maintained its underweight in the financial sector. The Fund maintained a strong overweighted position in the chemical/pharmaceutical sector. We believe that global pharmaceutical companies with an effective product pipeline should continue to deliver attractive investment returns. Consumer-oriented shares, however, such as producers of luxury goods remain significantly overweighted.

                          DISCOUNT TO NET ASSET VALUE

     Some shareholders have expressed concern about the high discounts to net asset value that closed-end country funds have been trading at in recent years. While the Directors of your Fund share these concerns, they must also balance the interests of all shareholders. As we know, and as was stated in your Fund's initial offering prospectus, 'shares of closed-end funds frequently trade at a discount from net asset value.' Sometimes the discounts widen when investors seek opportunities elsewhere and there is an imbalance in demand. This has been true since 1994, as the U.S. stock market has been steadily out-performing the Western European markets. To the extent the sentiment changes and more investors return to seek greater value overseas, a higher demand for Western European country funds could help over-all discounts to narrow. This would have a positive effect on your market price return.

     For example, during the 12 months to June 30, 1997, your Fund's discount narrowed from 26.34% to 21.60%. As a result, while the net asset value per share increased 26.75% during the period, the market value increased 37.80%. (Both calculations have been adjusted to include distributions.) Thus not only is there value in a discount--the ability to effectively own shares of portfolio securities at 78% of their market price--there is the added benefit that during times of a decline in the discount, total market value return exceeds net asset value return. Obviously, we cannot predict what will happen, but we want shareholders to realize that the existence of a discount can also present an opportunity.

     Your Independent Directors review your Fund's discount at every Board meeting and regularly consider steps aimed at reducing it. These steps include open-market purchases of shares and increased marketing efforts. While special SEC constraints do place some limitations on the extent of Fund repurchases, we have tried to be active in the market. During the 12 months ended June 30, 1997, your Fund repurchased 1,182,796 of its shares. A public relations firm has also been retained and has assisted in obtaining favorable media coverage for your Fund.

     In conclusion, the Board believes that the closed-end format is intentionally different from the open-end one. Its advantages are: i) flexibility of portfolio management where cash position and security selection do not depend on liquidity considerations and ii) predictable and relatively constant asset size and resulting expense ratio. This has been the nature of your Fund from the outset. The Board believes your Fund should be run in the best interests of all shareholders and is working diligently towards that end.

----------------------------------------------------------
THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
-----------------------------------------------------------

                                                  VALUE
   SHARES               DESCRIPTION             (NOTE 1)
-----------------------------------------------------------
INVESTMENTS
IN GERMAN
SECURITIES--   77.6% OF NET ASSETS

               COMMON STOCKS--60.0%

               APPAREL--10.4%
      550,000  Adidas AG..................... $  60,939,204
        7,000  Hugo Boss AG..................     8,197,945
                                              -------------
                                                 69,137,149
                                              -------------
               AUTOMOTIVE--3.3%
      570,000  Kolbenschmidt AG*.............     9,653,252
       16,000  Volkswagen....................    12,280,843
                                              -------------
                                                 21,934,095
                                              -------------
               CHEMICAL--9.9%
      125,000  Henkel KGaA...................     6,637,867
      500,000  Hoechst AG....................    21,235,433
      125,000  SGL Carbon AG.................    17,136,460
      600,000  SKW Trostberg AG..............    20,288,191
                                              -------------
                                                 65,297,951
                                              -------------
               CONSTRUCTION MATERIALS--6.1%
       30,000  Buderus AG....................    16,533,670
      250,000  Heidelberger Zement AG........    23,681,038
                                              -------------
                                                 40,214,708
                                              -------------
               COSMETICS--1.7%
       16,450  Wella AG......................    11,068,029
                                              -------------
               ELECTRICAL--2.8%
       27,000  SAP AG........................     5,425,111
      260,000  Vossloh AG....................    13,209,714
                                              -------------
                                                 18,634,825
                                              -------------

               FINANCIAL SERVICES--2.9%
    1,135,000  BHW Holding...................    19,221,827
                                              -------------
               HEALTHCARE--1.0%
       50,000  Rhoen-Klinikum AG.............     6,601,986
                                              -------------
               INSURANCE--.7%
        4,400  Victoria Holding..............     4,458,350
                                              -------------
               MACHINERY/ENGINEERING--4.4%
       16,000  Fried, Krupp AG Hoesch-
                 Krupp.......................     3,132,212
      580,000  Lahmeyer......................    25,871,749
                                              -------------
                                                 29,003,961
                                              -------------
-----------------------------------------------------------
                                                  VALUE
   SHARES               DESCRIPTION             (NOTE 1)
-----------------------------------------------------------
               MEDICAL EQUIPMENT--2.0%
       65,100  Fresenius AG.................. $  13,454,274
                                              -------------
               PHARMACEUTICALS--14.1%
       50,000  Altana AG.....................    53,389,976
      440,000  Gehe AG.......................    30,059,131
      230,000  Merck KGaA....................    10,160,457
                                              -------------
                                                 93,609,564
                                              -------------

               PUBLISHING--.7%

        5,200  Springer (Axel) AG............     4,627,131
                                              -------------

               Total Common Stocks
                 (cost $295,927,329).........   397,263,850
                                              -------------

               PREFERRED STOCKS--17.6%
               APPAREL--2.9%
       11,000  Hugo Boss AG..................    13,261,381
       10,000  Jil Sander AG.................     5,855,675
                                              -------------
                                                 19,117,056
                                              -------------
               CHEMICAL--1.0%
       50,000  Fuchs Petrolub AG.............     6,314,943
                                              -------------
               CONSTRUCTION
               MATERIALS--3.2%

       60,000  Dyckerhoff AG.................    21,700,442
                                              -------------
               COSMETICS--1.5%
       14,300  Wella AG......................     9,769,218
                                              -------------
               FOOD--3.6%
       45,000  Suedzucker AG.................    24,154,659
                                              -------------
               HEALTHCARE--.1%
        2,000  Rhoen-Klinikum AG.............       256,042
                                              -------------
               MEDICAL EQUIPMENT--5.3%
      155,000  Fresenius AG..................    35,237,384
                                              -------------

               Total Preferred Stocks
                 (cost $92,574,471)..........   116,549,744
                                              -------------

               Total Investments in German
                 Securities
                 (cost $388,501,800).........   513,813,594
                                              -------------

------------------
* Non-income producing securities.
  See Notes to Financial Statements.

-----------------------------------------------------------
                                                  VALUE
   SHARES               DESCRIPTION             (NOTE 1)
 -----------------------------------------------------------
INVESTMENT IN
DANISH COMMON  STOCK--1.1%

               PHARMACEUTICALS--1.1%
       65,000  Novo Nordisk--(B shares)
                 (Cost $5,946,215)........... $   7,094,508
                                              -------------
INVESTMENTS IN
DUTCH COMMON   STOCKS--8.7%

               APPAREL--1.5%
      150,000  Gucci Group N.V...............     9,794,419
                                              -------------
               BANKING--1.0%
      360,000  ABN-AMRO Holdings.............     6,721,420
                                              -------------
               INSURANCE--3.3%
      475,000  Internationale Nederlanden
                 Groep.......................    21,929,041
                                              -------------
               RETAILING--2.9%
      225,000  Ahold.........................    19,007,295
                                              -------------
               Total Investments in Dutch
                 Common Stocks
                 (cost $33,282,825)..........    57,452,175
                                              -------------
INVESTMENT IN
FINNISH COMMON STOCKS--1.2%

               ELECTRICAL--1.2%
      103,000  Nokia (A shares)
                 (cost $6,416,993)...........     7,769,995
                                              -------------
INVESTMENTS IN
FRENCH COMMON  STOCKS--3.5%

               ENERGY SOURCES--2.0%
      135,000  Total (B shares)..............    13,659,825
                                              -------------
               LEISURE & TOURISM--1.5%
       65,000  Accor.........................     9,743,633
                                              -------------
               Total Investments in French
                 Common Stocks
                 (cost $19,605,942)..........    23,403,458

                                              -------------
INVESTMENT IN
ITALIAN COMMON STOCKS--1.3%

               TELECOMMUNICATIONS--1.3%
    2,500,000  Stet Savings Shares
                 (cost $9,640,417)...........     8,660,722
                                              -------------
INVESTMENT IN
SPANISH COMMON STOCK--1.1%

               TELECOMMUNICATIONS--1.1%
      250,000  Telefonica de Espana
                 (cost $5,921,117)...........     7,238,497
                                              -------------
-----------------------------------------------------------
                                                  VALUE
   SHARES               DESCRIPTION             (NOTE 1)
-----------------------------------------------------------
INVESTMENT IN
SWISS COMMON   STOCKS--2.4%

               PHARMACEUTICALS--2.4%
       10,000  Novartis
                 (cost $10,639,243).......... $  16,026,918
                                              -------------

---------------
U.S. DOLLARS
(IN THOUSANDS)
---------------

                 REPURCHASE AGREEMENTS**--11.5%

         19,924  Agreement with Lehman Brothers,
                   Inc., 5.95% dated 6/30/97, due
                   7/1/97 in the amount of
                   $19,927,490, collateralized by
                   FHGNs of $5,420,000, 7.41% due
                   3/5/07; $5,000,000, 7.00% due
                   5/1/01; $5,000,000, 6.11% due
                   11/20/01; $2,775,000, 6.55%
                   due 8/15/03 and $2,000,000,
                   5.99% due 3/6/01..............     19,924,197

         56,000  Agreement with J.P. Morgan
                   Securities Inc., 6.05% dated
                   6/30/97, due 7/1/97 in the

                   amount of $56,009,411,
                   collateralized by FNMAs of
                   $50,000,000, 7.03% due
                   10/25/06 and $6,605,000, 6.7%
                   due 11/16/05..................     56,000,000
                                                   -------------

                 Total Repurchase Agreements
                   (cost $75,924,197)............     75,924,197
                                                   -------------

                 Total Investments--108.4% (cost
                   $555,878,749).................    717,384,064

                 Liabilities in excess of
                   cash and other
                   assets--(8.4)%................    (55,509,105)
                                                   -------------

                 NET ASSETS--100%................  $ 661,874,959
                                                   -------------
                                                   -------------

------------------
** Investment of cash collateral received for portfolio securities on loan.
   See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $555,878,749)...............................................................   $717,384,064
Cash and foreign currency (includes $5,669,193 equivalent in an interest-bearing Deutsche mark account
  with Deutsche Bank AG)................................................................................     10,421,095
Receivable for securities sold..........................................................................     10,296,768
Foreign withholding tax refund receivable...............................................................      1,228,246
Dividends receivable....................................................................................      1,414,536
Interest receivable.....................................................................................        359,611
Other assets............................................................................................         11,129
                                                                                                           ------------
     Total assets.......................................................................................    741,115,449
                                                                                                           ------------
LIABILITIES
Payable upon return of securities loaned................................................................     75,924,197
Payable for securities purchased........................................................................      2,227,350
Payable for securities lending brokers' rebate and agency fees..........................................        275,865
Management fee payable..................................................................................        299,280
Investment advisory fee payable.........................................................................        143,460
Payable for shares repurchased..........................................................................        186,588
Accrued expenses and accounts payable...................................................................        183,750
                                                                                                           ------------
     Total liabilities..................................................................................     79,240,490
                                                                                                           ------------
NET ASSETS..............................................................................................   $661,874,959
                                                                                                           ------------
                                                                                                           ------------
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)...............................................   $462,801,469
Cost of 1,252,769 shares held in treasury...............................................................    (13,654,905)
Undistributed net investment income.....................................................................      3,067,599
Undistributed net realized gain on investments and foreign currency transactions........................     48,345,166
Net unrealized appreciation of investments and foreign currency.........................................    161,315,630
                                                                                                           ------------
Net assets..............................................................................................   $661,874,959
                                                                                                           ------------
                                                                                                           ------------
Net asset value per share ($661,874,959 divided by 32,943,468 shares of common stock issued and
  outstanding)..........................................................................................         $20.09
                                                                                                                 ------
                                                                                                                 ------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                           For the six
                                                                                                           months ended
                                                                                                             June 30,
                                                                                                               1997
                                                                                                           ------------
NET INVESTMENT INCOME
Income
  Dividends (net of foreign withholding taxes of $774,622)..............................................   $  5,893,552
  Interest..............................................................................................        148,617
                                                                                                           ------------
     Total income.......................................................................................      6,042,169
                                                                                                           ------------
Expenses
  Management fee........................................................................................      1,674,586
  Investment advisory fee...............................................................................        795,173
  Reports to shareholders...............................................................................        126,585
  Custodian and Transfer Agent's fees and expenses......................................................        122,380
  Directors' fees and expenses..........................................................................         99,888
  Legal fee.............................................................................................         83,790
  Audit fee.............................................................................................         30,500
  NYSE listing fee......................................................................................         19,007
  Miscellaneous.........................................................................................         22,661
                                                                                                           ------------
     Total expenses.....................................................................................      2,974,570
                                                                                                           ------------
Net investment income...................................................................................      3,067,599
                                                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
  Investments...........................................................................................     38,983,414
  Foreign currency transactions.........................................................................     (1,643,962)
Net change in unrealized appreciation/depreciation on:
  Investments...........................................................................................     59,390,155
  Translation of other assets and liabilities from foreign currency.....................................       (177,577)
                                                                                                           ------------
Net gain on investments and foreign currency transactions...............................................     96,552,030
                                                                                                           ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...............................................................................   $ 99,619,629
                                                                                                           ------------
                                                                                                           ------------

See Notes to Financial Statements.

---------------------------------------------------------
THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
---------------------------------------------------------

                                                   For the
                                 For the six     year ended
                                months ended    December 31,
                                June 30, 1997       1996
                                -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.......  $   3,067,599   $   3,153,950
  Net realized gain (loss) on:
    Investments...............     38,983,414      54,296,083
    Foreign currency
      transactions............     (1,643,962)     (1,158,622)
  Net change in unrealized
    appreciation/depreciation on:
    Investments...............     59,390,155      48,436,535
    Translation of other
      assets and liabilities
      from foreign currency...       (177,577)        (55,342)
                                -------------   -------------
  Net increase in net assets
    resulting from
    operations................     99,619,629     104,672,604
                                -------------   -------------
Distributions to shareholders
  from:
  Net investment income.......       --            (2,022,438)
  Net realized short term
    capital gains*............       --            (9,810,013)
  Net realized long term
    capital gains.............       --           (32,938,986)
                                -------------   -------------
                                     --           (44,771,437)
                                -------------   -------------
Capital share transactions:
  Net proceeds from
    reinvestment of dividends
    (1,500,466 and 516,627
    shares, respectively).....     20,068,733       6,651,573
  Cost of shares repurchased
    (492,196 and 1,050,800
    shares, respectively).....     (6,939,934)    (13,627,400)
                                -------------   -------------
  Net increase (decrease) in

    net assets from capital
    share transactions........     13,128,799      (6,975,827)
                                -------------   -------------

Total increase................    112,748,428      52,925,340
NET ASSETS
Beginning of period...........    549,126,531     496,201,191
                                -------------   -------------
End of period (including
  undistributed net investment
  income of $3,067,599 and
  $-0-, respectively).........  $ 661,874,959   $ 549,126,531
                                -------------   -------------
                                -------------   -------------

* Characterized as ordinary income for tax purposes.
  See Notes to Financial Statements.

---------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
---------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the 'Fund') was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund. Investments in securities having a maturity of 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

REPURCHASE AGREEMENTS: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

    Assets and liabilities denominated in Deutsche mark ('DM') and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

    Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS


The Fund has entered into a Management Agreement with and related undertaking by (collectively, the 'Management Agreement') Deutsche Morgan Grenfell Inc. (the 'Manager') and an Investment Advisory Agreement with Deutsche Asset Management GmbH (the 'Investment Adviser'). The Manager and the Investment Adviser are affiliated companies.

    The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

    Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1997, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and Deutsche Morgan Grenfell Group, a direct subsidiary of Deutsche Bank AG, received $387,778 and $72,567, respectively, in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

    For the six months ended June 30, 1997, interest income earned on the Deutsche mark account with Deutsche Bank AG was $9,188.

    Certain directors and officers of the Fund are also directors and officers of either the Manager, the
Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1997, were $227,062,706 and $253,215,642, respectively.

NOTE 5. PORTFOLIO SECURITIES LOANED


At June 30, 1997, the market value of the securities loaned and amount of collateral received with respect to such loans were $71,716,155 and $75,924,197, respectively. For the six months ended June 30, 1997, net earnings to the Fund from investing such collateral were $139,429 after deducting borrowers' rebate and agency fees of $1,724,184 and $50,563, respectively.

NOTE 6. CAPITAL

During the six months ended June 30, 1997 and the year ended December 31, 1996, the Fund purchased 492,196 and 1,050,800 of its shares of common stock on the open market at a total cost of $6,939,934 and $13,627,400, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 22.32% and 23.71%, respectively. These shares are held in treasury. During the six months ended June 30, 1997 and the year ended December 31, 1996, the Fund issued 1,500,466 and 516,627 shares, respectively to shareholders as a result of dividend reinvestment.

NOTE 7. DIVIDEND

On July 14, 1997, the Board of Directors of the Fund declared a dividend of $0.34 per share to stockholders of record on September 3, 1997, payable on September 16, 1997.

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THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                     FOR THE
                    SIX MONTHS
                      ENDED
                     JUNE 30,             FOR THE YEAR ENDED DECEMBER 31,
                       1997         1996      1995      1994       1993      1992
                    -----------    ------    ------    ------     ------    ------
PER SHARE
 OPERATING
 PERFORMANCE:
NET ASSET VALUE:
 BEGINNING OF
   PERIOD........    $   17.20     $15.28    $14.54    $14.25     $11.00    $12.63
                    -----------    ------    ------    ------     ------    ------
NET INVESTMENT
 INCOME..........          .09        .10       .15       .14        .12       .14
NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS AND
 FOREIGN CURRENCY
 TRANSACTIONS....         2.92       3.09       .98       .88       3.21     (1.60)
                    -----------    ------    ------    ------     ------    ------
INCREASE
 (DECREASE) FROM
 INVESTMENT
 OPERATIONS......         3.01       3.19      1.13      1.02       3.33     (1.46)
                    -----------    ------    ------    ------     ------    ------
INCREASE
 RESULTING FROM
 SHARE
 REPURCHASES.....          .06        .13       .02       .01        .01       .01
                    -----------    ------    ------    ------     ------    ------
DISTRIBUTIONS
 FROM NET
 INVESTMENT
 INCOME..........            -       (.06)     (.13)     (.14)      (.06)     (.14)
DISTRIBUTIONS
 FROM NET
 REALIZED FOREIGN
 CURRENCY
 GAINS+..........            -          -      (.03)     (.02)      (.03)     (.04)
DISTRIBUTIONS
 FROM NET

 REALIZED SHORT
 TERM CAPITAL
 GAINS+..........            -       (.31)        -         -          -         -
DISTRIBUTIONS
 FROM NET
 REALIZED LONG
 TERM CAPITAL
 GAINS...........            -      (1.03)     (.25)        -          -      (.03)
                    -----------    ------    ------    ------     ------    ------
TOTAL
 DISTRIBUTIONS...            -      (1.40)     (.41)     (.16)      (.09)     (.18)
                    -----------    ------    ------    ------     ------    ------
DILUTION IN NAV
 FROM DIVIDEND
 REINVESTMENT....         (.18)         -         -         -          -         -
                    -----------    ------    ------    ------     ------    ------
DILUTION IN NAV
 FROM RIGHTS
 OFFERING........            -          -         -      (.56)         -         -
                    -----------    ------    ------    ------     ------    ------
OFFERING COSTS
 CHARGED TO
 CAPITAL.........            -          -         -      (.02)         -         -
                    -----------    ------    ------    ------     ------    ------
NET ASSET
 VALUE:..........
 END OF PERIOD...    $   20.09     $17.20    $15.28    $14.54     $14.25    $11.00
                    -----------    ------    ------    ------     ------    ------
                    -----------    ------    ------    ------     ------    ------
MARKET VALUE:
 END OF PERIOD...    $   15.75     $13.375   $11.63    $11.50     $13.375   $ 9.50
TOTAL INVESTMENT
 RETURN FOR
 PERIOD++
 BASED UPON
   MARKET
   VALUE.........        17.76%     27.10%     4.65%   (12.00)%    39.93%   (10.99)%
 BASED UPON NET
   ASSET VALUE...        16.80%     21.73%     7.91%     4.19%+++  32.19%   (12.79)%
RATIO TO AVERAGE
 NET ASSETS
 TOTAL
   EXPENSES......          .99%*     1.01%     1.01%     1.02%      1.07%     1.07%
 NET INVESTMENT
   INCOME........         1.02%*      .58%      .93%      .91%       .93%     1.14%
PORTFOLIO
 TURNOVER........           38%       109%       45%       46%        48%       42%
AVERAGE BROKERAGE
 COMMISSIONS**...    $  0.1345     $0.2149        -         -          -         -
NET ASSETS AT END
 OF PERIOD
 (000'S
 OMITTED)........    $ 661,875     $549,127  $496,201  $472,591   $386,603  $298,145


------------------
  + CHARACTERIZED AS ORDINARY INCOME FOR TAX PURPOSES.

 ++ TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING THAT SHARES OF THE FUND'S
    COMMON STOCK WERE PURCHASED AT THE CLOSING MARKET PRICE AS OF THE BEGINNING OF THE PERIOD, DIVIDENDS, CAPITAL GAINS AND OTHER DISTRIBUTIONS WERE REINVESTED AT THE LOWER OF THE NET ASSET VALUE OR THE CLOSING MARKET VALUE AND THEN SOLD AT THE CLOSING MARKET PRICE PER SHARE ON THE LAST DAY OF THE PERIOD. THE COMPUTATION DOES NOT REFLECT ANY SALES COMMISSION INVESTORS MAY INCUR IN PURCHASING OR SELLING SHARES OF THE FUND. THE TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE IS SIMILARLY COMPUTED EXCEPT THAT THE FUND'S NET ASSET VALUE IS SUBSTITUTED FOR THE CLOSING MARKET VALUE.

+++ ADJUSTED FOR THE DILUTIVE EFFECT OF THE RIGHTS OFFERING COMPLETED IN JUNE
    1994.

  * ANNUALIZED.

 ** REPRESENTS AVERAGE BROKERAGE COMMISSION RATE PER SHARE OF TOTAL SECURITY
    TRADES ON WHICH BROKERAGE COMMISSIONS WERE CHARGED. THIS INFORMATION IS ONLY PRESENTED FOR THE PERIODS BEGINNING WITH THE YEAR ENDED DECEMBER 31, 1996.

--------------------------------------------------------------------------------
REPORT OF
STOCKHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Fund held its Annual Meeting of Stockholders on June 20, 1997. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                       VOTING RESULTS*
                                 ---------------------------
                                         AGAINST/
                                  FOR    WITHHELD  ABSTAINED
                                 ------  --------  ---------
1. Election of the following
   Directors:
   Dr. Franz Wilhelm Hopp.......  22,311    2,618         -
   Ernst-Ulrich Matz............  22,386    2,544         -
   Dr. Ronaldo H. Schmitz.......  22,358    2,571         -
   Christian Strenger...........  22,357    2,573         -
   Dr. Frank Tromel.............  22,384    2,546         -
   Peter Zuhlsdorff.............  22,384    2,546         -

2. Selection of Independent
   Accountants..................  22,571      213     2,146

* In thousands of shares.

EXECUTIVE OFFICES--
31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER--
Deutsche Morgan Grenfell Inc.

INVESTMENT ADVISER--
Deutsche Asset Management GmbH

CUSTODIAN AND TRANSFER AGENT--
Investors Bank & Trust Company

LEGAL COUNSEL--
Sullivan & Cromwell

DIRECTORS AND OFFICERS--
DR. RONALDO H. SCHMITZ, Chairman,
  President and Director
JOHN A. BULT, Director
JOHN H. CANNON, Director
RICHARD KARL GOELTZ, Director
DR. FRANZ WILHELM HOPP, Director
ERNST-ULRICH MATZ, Director
CHRISTIAN STRENGER, Director
DR. FRANK TROMEL, Director
ROBERT H. WADSWORTH, Director
PETER ZUHLSDORFF, Director
G. RICHARD STAMBERGER, Executive Vice President and Chief Executive Officer
ROBERT R. GAMBEE, Chief Operating Officer
  and Secretary
JOSEPH M. CHEUNG, Chief Financial Officer and Treasurer

                                ---------------

 All investment management decisions are made by a committee of United States and German advisors.

 This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report of investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.

--------------------------------------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol 'GF'. The Fund seeks capital appreciation primarily through investment in German equities. It is managed by Deutsche Morgan Grenfell Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

    Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation 'NewGermanyFd'. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called 'Closed End Funds'. Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

    For periodic updates please also visit our Web site: http://www.gffund.com.

 THERE ARE THREE GERMANY FUNDS FOR YOUR SELECTION:

 o Germany Fund--investing exclusively in German equities, primarily the 'blue chip' corporations.

 o New Germany Fund--investing primarily in the middle-market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

 o Central European Equity Fund--investing primarily in Central and Eastern Europe as well as Russia.


     Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

14551

                                THE NEW GERMANY
                                   FUND, INC.

                               SEMI-ANNUAL REPORT

                                 JUNE 30, 1997